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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                 June 25, 2001

                       PROLONG INTERNATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)

           Nevada                      000-22803                 74-2234246
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation                                       Identification No.)

         6 Thomas, Irvine, CA                                 92618
(Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code:  (949) 587-2700


                                 Not applicable
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

     On June 25, 2001, Mr. William J. Howell amicably resigned his position on the Board of Directors of Prolong International Corporation citing personal reasons and effective immediately. A replacement has not yet been appointed to fill the vacancy created by Mr. Howell's resignation.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROLONG INTERNATIONAL CORPORATION


July 9, 2001                            /s/  Nicholas Rosier
                                        ----------------------------------------
                                        Nicholas Rosier, Chief Financial Officer